UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 20, 2002

                        Commission file number: 0-13499-D

                              WORLD SERVICES, INC.
                              --------------------
                 (Name of small business issuer in its charter)

             South Dakota                                   46-0355586
             ------------                                   ----------
    (State or other jurisdiction of                      (I.R.S. Employer
    incorporation or organization)                      Identification No.)

                           724 N. Kline, P.O. Box 786
                        Aberdeen, South Dakota 57402-0786
                        ---------------------------------
                (Address of principal executive offices) Zip Code

                    Issuer's telephone number: (605) 225-4131

                              WORLD SERVICES, INC.
                                    FORM 8-K

Item 1. Change of Control

     A change of control of World Services, Inc. occurred on February 22, 2002. On that date, Super 8 Motel Developers, Inc. ("Developers") accepted for payment 2,085,281 shares tendered by the shareholders of World Services in response to a tender offer Developers commenced on October 3, 2001. The accepted shares represented all shares that were properly tendered prior to the expiration of the tender offer at midnight on February 21, 2002. The tender offer is described in more detail in a Schedule TO and amendments thereto that Developers filed with the Securities and Exchange Commission, and in a Schedule 14D-9 and amendments thereto filed by World Services.

     As a result of the completion of the tender offer, Developers owns approximately 79% of the outstanding shares of World Services. Developers is paying $0.90 per share for the shares tendered, or a total of $1,876,752.90. Developers advised World Services that it is using a cominbation of its own working capital and a loan from Wells Fargo, N.A., Aberdeen, South Dakota to acquire the properly tendered shares. Share certificates submitted in connection with incomplete or untimely share tenders, and untendered shares that have been held in escrow with the South Dakota Division of Securities are being returned to the record holders.

     In accordance with the agreements between Developers and World Services, World Services has agreed that the current board of directors of World Services will appoint certain persons to be designated by Developers to the World Services board of directors, and the current members of the board of directors will resign after the appropriate notification required by Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 thereunder is made.

Item 5 - Other Events and Regulation FD Disclosure

     On February 20, 2002, the shareholders of World Services approved an amendment to the World Services articles of incorporation by which World Services elected to `opt-out' of certain voting limitations found in the South Dakota Public Corporation Takeover Act by adding a new Article Nine as follows:

     "The provisions of the South Dakota Domestic Public Corporation Takeover Act (S.D.C.L Section 47-33-8 through 47-33-16) do not apply: (A) to the acquisition by Super 8 Motel Developers, Inc. of World Services common stock pursuant to the tender offer it commenced on October 3, 2001 (including any amendment or extension thereof), or (B) if the acquisition described in clause (A) is completed, to any subsequent acquisition; provided, however, that if the tender offer described in clause (A) is terminated and such acquisition is not completed, the World Services Board of Directors shall have the authority to further amend these articles of incorporation to delete this Article Ninth without further action by the shareholders."

The articles of amendment were duly filed with and accepted by the Secretary of State of South Dakota on February 21, 2002.

Item 7 - Financial Statements and Exhibits

1.   Articles of Amendment to the Articles of Incorporation of World Services,
     Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

February 28, 2002
                                            WORLD SERVICES, INC.

                                            /s/ Ronne Tarrell
                                            -----------------
                                            Ronne Tarrell, President

                                    Exhibit 1

                              ARTICLES OF AMENDMENT
                                       OF
                              WORLD SERVICES, INC.


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, Ronne Tarrell, the President of World Services, Inc., does hereby certify that the following constitutes the amendment to the Articles of Incorporation of World Services, Inc., a South Dakota corporation, as amended, which was duly adopted at a special meeting of shareholders called and held pursuant to notice duly given at the Ramada Inn, 2727 Sixth Avenue Southeast, Aberdeen, South Dakota, 57401, on February 20, 2002 at 2:00 p.m. local time, at which meeting a quorum of shareholders was present in person or by proxy, as follows:

                                      FIRST

     The name of the corporation is World Services, Inc.

                                     SECOND

     The amendment so adopted by the shareholder is as follows:

          A new Article Nine shall be added and shall read as follows:

                                     NINTH:

          The provisions of the South Dakota Domestic Public Corporation Takeover Act (S.D.C.L. ss.ss.47-33-8 through 47-33-16) do not apply: (A) to the acquisition by Super 8 Motel Developers, Inc. of World Services common stock pursuant to the tender offer it commenced on October 3, 2001 (including any amendment or extension thereof), or (B) if the acquisition described in clause (A) is completed, to any subsequent acquisition; provided, however, that if the tender offer described in clause (A) is terminated and such acquisition is not completed, the World Services Board of Directors shall have the authority to further amend these articles of incorporation to delete this Article Nine without further action by the shareholders.

                                      THIRD

     As of the record date established by the Board of Directors and set forth in the Notice of Meeting, there was one class of stock issued and outstanding, consisting of 2,639,679 common shares, all of which were entitled to vote on said amendment.

                                     FOURTH

         There were present at said special meeting of shareholders on February 20, 2002, 1,860,340 shares of common stock represented in person or by proxy, which shares were voted as follows:

     o    1,765,757 shares were voted "FOR" said amendment;

     o    79,206 shares were voted "AGAINST" said amendment; and

     o    15,377 shares were voted to "ABSTAIN."


     IN WITNESS WHEREOF, the undersigned President of the corporation, Ronne Tarrell, has hereunto set his hand and affixed the official corporate seal of the corporation to this amendment on this 20th day of February, 2002.

                                        /s/ Ronne Tarrell
                                        -----------------
                                        Ronne Tarrell


STATE OF SOUTH DAKOTA      )
                           ) SS.
COUNTY OF BROWN            )

     Ronne Tarrell, being first duly sworn upon his oath, deposes and states that he is the duly elected and acting President of World Services, Inc., that he has read the foregoing Articles of Amendment and knows the contents thereof and the same are true and he has affixed his name thereto and affixed the seal of the corporation to these Articles of Amendment.

                                        /s/ Ronne Tarrell
                                        -----------------
                                        Ronne Tarrell
[CORPORATE SEAL]


     Subscribed and sworn to before me this 20th day of February, 2002.

                                        Robert M. Ronayne
                                        -----------------
                                        Notary Public

                                        Address:P.O. Box 759

[NOTARY SEAL]                           Aberdeen, SD 57402-0759

                                        My commission expires: 5/5/2004